UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2010

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX (Address of principal executive offices)		77056 (Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2010, Vantage Drilling Company (the “Company”) entered into an Underwriting Agreement with Jefferies & Company, Inc. and Johnson Rice & Company, L.L.C., on behalf of the several underwriters, for the public offering of 45,454,545 of the Company’s ordinary shares, par value $.001 per share (the “Ordinary Shares”). After deducting underwriting discounts and commissions and estimated offering expenses, the Company expects to realize net proceeds of approximately $46.9 million.

The offer and sale of the Ordinary Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-159299), and the offering was made pursuant to a prospectus dated July 13, 2009, as supplemented by a preliminary prospectus supplement dated July 19, 2010 and a final prospectus supplement dated July 26, 2010, which were filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. The closing of the offering is scheduled for July 30, 2010.

The foregoing description of the Underwriting Agreement is not complete and is qualified by reference to the complete document, which is filed as Exhibit 1.1 to this Form 8-K, and is incorporated herein by reference.

Item 8.01.	Other Events.

On July 26, 2010, the Company issued a press release announcing that it had priced its public offering of 45,454,545 Ordinary Shares, and an additional 6,828,182 Ordinary Shares to cover any over-allotments, at a price to the public of $1.10 per share. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In addition, on July 26, 2010, the Company announced the pricing of its $1.0 billion offering of 11 1/2 % Senior Secured First Lien Notes due 2015 by its subsidiary Offshore Group Investment Limited, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States pursuant to Regulation S under the Securities Act. A copy of the press release announcing the pricing of the offering is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated July 26, 2010, between Vantage Drilling Company and Jefferies & Company, Inc. and Johnson Rice & Company, L.L.C., as representatives of the several underwriters.

5.1	Opinion of Maples & Calder.

23.1	Consent of Maples & Calder (included in Exhibit 5.1 hereto).

99.1	Press Release dated July 26, 2010.

99.2	Press Release dated July 26, 2010.

[Signature page follows]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2010

VANTAGE DRILLING COMPANY

/s/ Chris Celano
Chris Celano
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated July 26, 2010, between Vantage Drilling Company and Jefferies & Company, Inc. and Johnson Rice & Company, L.L.C., as representatives of the several underwriters.

5.1	Opinion of Maples & Calder.

23.1	Consent of Maples & Calder (included in Exhibit 5.1 hereto).

99.1	Press Release dated July 26, 2010.

99.2	Press Release dated July 26, 2010.

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